UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

___________________

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

__________________

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Event

On October 16, 2006, Jonathan R. Spencer returned to the Company and was appointed Vice President, General Counsel and Secretary. Mr. Spencer had previously served as Vice President, General Counsel and Secretary of the Company prior to his departure in June 2006.

Before joining the Company as General Counsel, Mr. Spencer was an attorney in private practice in Washington, D.C., where he specialized in telecommunications, corporate and securities law. From May 2000 until June 2003, Mr. Spencer was Vice President and Associate General Counsel of Cable & Wireless Global, a global telecommunications provider. During his service with Cable & Wireless, Mr. Spencer also served as a director of a number of that company’s European subsidiaries. Mr. Spencer is 45.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

October 17, 2006	/s/ Earle A. Mackenzie
Earle A. Mackenzie
Executive Vice President and
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)